[USAA(R) logo appears here.]




                                  USAA GROWTH
                                           STRATEGY Fund




                                          [Image appears here.]






                               Semiannual Report

--------------------------------------------------------------------------------
              November 30, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS' COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            17

      SHAREHOLDER VOTING RESULTS                                      19

      FINANCIAL INFORMATION

         Portfolio of Investments                                     21

         Notes to Portfolio of Investments                            40

         Statement of Assets and Liabilities                          41

         Statement of Operations                                      42

         Statements of Changes in Net Assets                          43

         Notes to Financial Statements                                44

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
    Aggressive Growth                Money Market          Extended Market Index
(CLOSED TO NEW INVESTORS)
                                Tax Exempt Money Market     Global Titans Index
     Capital Growth
                              Treasury Money Market Trust     Nasdaq-100 Index
    Emerging Markets
                                  State Money Market           S&P 500 Index
   First Start Growth
                              --------------------------------------------------
        Growth                       TAXABLE BOND            ASSET ALLOCATION
                              --------------------------------------------------
     Growth & Income
                                     GNMA Trust            Balanced Strategy
      Income Stock
                               High-Yield Opportunities    Cornerstone Strategy
     International
                                        Income           Growth and Tax Strategy
     Precious Metals
      and Minerals              Intermediate-Term Bond       Growth Strategy
  (ON OCTOBER 1, 2001,
  THE FUND'S NAME WAS               Short-Term Bond          Income Strategy
  CHANGED FROM GOLD TO
PRECIOUS METALS AND MINERALS.)
                              ---------------------------
 Science & Technology               TAX-EXEMPT BOND
                              ---------------------------
   Small Cap Stock
                                      Long-Term
        Value
                                  Intermediate-Term
    World Growth
                                      Short-Term

                                  State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GROWTH STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT

[Photograph of the President and
Vice Chairman of the Board,
Christopher W. Claus, appears here.]

                                                        "
                                            ...WE BELIEVE AN ECONOMIC

                                            RECOVERY IS ON THE HORIZON.

                                          AS 2001 DREW TO A CLOSE, WE WERE

                                           RECEIVING MORE POSITIVE THAN

                                         NEGATIVE SURPRISES FROM THE LEADING

                                                ECONOMIC INDICATORS.
                                                        "
--------------------------------------------------------------------------------

               As your Fund's semiannual report period ended, investors were still "paying the bill" for the excesses of the 1990s. The U.S. economy continued to struggle through its first recession in a decade, and corporate earnings fell dramatically, resulting in substantial layoffs and labor consolidations. Furthermore, the impact of the Federal Reserve Board's monetary stimulus policy has yet to be fully felt. Typically, the stimulative effects will lag a rate cut by six to 12 months--and there were 11 rate cuts in 2001.

               All in all, 2001 was another difficult year for the markets. Major market indexes declined for a second year in a row, the first time since 1973-74. The Standard & Poor's 500 Index, down more than 9% in 2000, lost another 12% by the end of 2001. The Nasdaq Composite, once the high-flier of the technology boom, lost 21%, but that was only half of its 39% decline in 2000. For its part, the Dow Jones Industrial Average fell 5.4% in 2001, slightly more than its 4.7% drop in 2000.

 ...CONTINUED
--------------------------------------------------------------------------------


               While the decline was worsened by the terrorist attacks of September 11, it is mostly due to poor economic conditions and weak corporate performance. Nonetheless, we believe an economic recovery is on the horizon. As 2001 drew to a close, we were receiving more positive than negative surprises from the leading economic indicators. Unemployment claims have slowed, for example; manufacturing activity has increased. It remains to be seen if these trends will continue, but equity prices are still high relative to corporate earnings, and a rebound in earnings is needed to support strength in the stock market.

               A considerable drag on earnings, however, is the substantial debt on many corporate balance sheets. Furthermore, in paying down the debt, companies will have less money to spend on other things such as labor, goods, and materials. These factors suggest a gradual, rather than dramatic, economic recovery.

               The bond market is already anticipating that recovery. Although short-term rates are at their lowest level in 40 years, long-term rates have moved back up to where they were before the 11 interest rate reductions, indicating that investors expect the Fed to begin raising interest rates. In our view, the Fed is



               THE STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.

               THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               unlikely to change its policy until a recovery is well under way, and then the rate increases will be moderate--so long as inflation remains low.

               In this very challenging time, USAA had one of the lowest redemption rates in the industry--a tribute to the patience and intellect of our shareholders. Clearly, you understand the importance of staying the course and letting your investments work for you over time, even during the rough spots. Furthermore, many of you are continuing to commit funds you will not need for at least five years to take advantage of buying opportunities.

               On behalf of the entire team at USAA, I would like to thank you for your trust and your business. We are committed to helping you determine and plan your investment goals, and will continue to work hard on your behalf.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board





               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW

USAA GROWTH STRATEGY FUND


OBJECTIVE
--------------------------------------------------------------------------------

               High total return, with reduced risk over time, through an asset allocation strategy that emphasizes capital appreciation and gives secondary emphasis to income.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests  principally  in  large-cap  stocks,   small-cap  stocks,
               international stocks, bonds, and money market instruments.

--------------------------------------------------------------------------------
                                         11/30/01                  5/31/01
--------------------------------------------------------------------------------
   Net Assets                         $263.1 Million           $283.5 Million
   Net Asset Value Per Share              $12.23                   $13.16

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/01
--------------------------------------------------------------------------------
    5/31/01 TO 11/30/01*   1 YEAR     5 YEARS       SINCE INCEPTION ON 9/1/95
          -7.07%          -11.38%      4.18%                  7.76%


* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth Strategy Fund, the S&P 500 Index, and the Lipper Flexible Portfolio Funds Index for the period of 9/1/95 through 11/30/01. The data points from the graph are as follows:


                 USAA GROWTH           S&P 500           LIPPER
                STRATEGY FUND           INDEX            INDEX
                -------------          -------           ------

09/01/95          $10,000              $10,000           $10,000
11/30/95           10,330               10,840            10,403
05/31/96           12,776               12,117            11,152
11/30/96           12,999               13,858            12,159
05/31/97           13,764               15,684            12,788
11/30/97           14,381               17,809            13,992
05/31/98           15,432               20,493            15,407
11/30/98           15,349               22,026            15,890
05/31/99           16,738               24,803            16,980
11/30/99           18,547               26,628            17,454
05/31/00           19,444               27,399            17,960
11/30/00           17,998               25,503            17,732
05/31/01           17,163               24,509            17,515
11/30/01           15,950               22,388            16,584


DATA SINCE INCEPTION ON 9/1/95 THROUGH 11/30/01.


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Strategy Fund to the following benchmarks:

               - The S&P 500 Index, an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

               - The Lipper Flexible Portfolio Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category. Lipper Analytical Services, Inc., is an independent organization that monitors the performance of mutual funds.

               NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS.

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the Portfolio
Managers appears here.]

                                     Left to right: Mitchell S. Brivic, CFA
                                     (Small-Cap Stocks);

                                     Albert C. Sebastian, CFA (International
                                     Stocks);

                                     Pamela Bledsoe Noble, CFA (Money
                                     Market Instruments);

                                     Kevin P. Moore (International Stocks);

                                     William Van Arnum, CFA (Allocation
                                     Manager and Large-Cap Stocks); and

                                     Paul H. Lundmark, CFA (Bonds).



FUND OVERVIEW
--------------------------------------------------------------------------------

               Each sector--large-cap stocks, small-cap stocks, international stocks, and bonds--handily beat its peer-group competition. Unfortunately, the cumulative return of the USAA Growth Strategy Fund for the six months ending November 30, 2001, was -7.07%. This was below the -4.68% Lipper Flexible Portfolio Funds average return against which the Fund is benchmarked.

               The excellent performance in each sector was not enough to offset our high allocation to stocks relative to many of our peers in the Lipper Flexible Portfolio Funds category. The stock weighting in the Fund averaged more than 85% during the past six months; in contrast, stock allocation of other funds in this Lipper category was closer to 60%. In spite of our superior individual sector returns, the higher weighting and negative returns from stocks simply overwhelmed the lower weighting and positive contribution from bonds.



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 8 FOR THE LIPPER AVERAGE DEFINITION.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


LARGE-CAPITALIZATION STOCKS
--------------------------------------------------------------------------------

               During the past six months, market conditions were about as tough as they get, as witnessed by poor fundamentals in the technology sector, rising inventory, falling productivity and economic output, rising unemployment, and terrorist attacks--finally resulting in an official recession. None of this news is good, and the combination of all of these conditions had a depressing effect on stock prices. The large-cap stocks portion of the Fund significantly outperformed its peer group (as represented by the Lipper Large-Cap Core and Growth Funds categories) as well as the S&P 500 Index. The large-cap stocks portion of the Fund has done particularly well post-September, because the markets have begun to anticipate an economic recovery.


OUTLOOK FOR LARGE-CAP STOCKS
--------------------------------------------------------------------------------

               There is reason for optimism. First, the Federal Reserve Board (the Fed) and the government are on the side of the investor. Fed Chairman Alan Greenspan has aggressively cut interest rates, and Congress is attempting to provide stimulus to the economy. Also, recessions have historically proven to be excellent buying opportunities. Although the timing is difficult to predict, the economy should eventually benefit from these actions. In addition, companies are not sitting still, waiting for demand to improve, but are aggressively cutting costs and excess capacity. Because inflation does not appear to be a problem, there is good reason to believe that the Fed's previous interest rate cuts will have a positive impact on demand, and industry cost-cutting efforts should reduce supply. These actions could potentially help set up our investments for a nice recovery.



               REFER TO PAGE 8 FOR THE S&P 500 INDEX DEFINITION.

 ...CONTINUED
--------------------------------------------------------------------------------


               We are not attempting to time an economic recovery or place a large overweighting in technology. Rather, we are trying to buy superior companies that have been temporarily hurt by an economic slowdown. When a recovery is under way, our investments in economically sensitive technology and capital goods companies, as well as our stock-market-sensitive financial companies, should be positively affected.

               Our long-term strategy is to buy what we consider "franchises." These are companies with large barriers to entry and superior business models that can sustain a competitive advantage with products or services that have low threats of substitution or obsolescence. We are also attempting to buy companies with opportunities to deploy shareholder capital at superior rates of return. Finally, we want to invest with management teams that have shown to be efficient capital allocators, have conservative accounting policies, and run the business like owners do.


SMALL-CAPITALIZATION STOCKS
--------------------------------------------------------------------------------

               The small-cap stocks portion of the Fund outperformed its small-cap peers because of the conservative posture of the portfolio. For a majority of the past six months, the small-cap portion of the Fund has been underweighted in economically sensitive sectors such as technology and consumer cyclicals.
               Instead, the Fund's portfolio has emphasized sectors and industries that were relatively secure from the economic decline, such as health care and waste removal.



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund

               As of this writing, the U.S. economy has been in a recession for the last six months. As a result, demand for goods and services has slowed down throughout the world. Businesses and consumers did not manage this change in economic climate well. Businesses attempted to return to profitability by shedding inventory (i.e., not manufacturing new products) and eliminating personnel because of low utilization rates. Consumers reacted to the slowdown by avoiding unnecessary purchases and focusing on maintaining their jobs or looking for new employment. The worldwide economy has not been in equilibrium from a supply/demand perspective; the last 18 months of pain has been necessary to bring this equation into balance.

               This   sector   of   the   Fund    focuses   on    investing   in
               small-capitalization companies that have one or more of the following characteristics:

               - rapid sales and earnings growth potential

               - attractive stock valuations

               - good management

               - appealing products and services


OUTLOOK FOR SMALL-CAP STOCKS
--------------------------------------------------------------------------------

               We are becoming more bullish on the market as earnings revisions have started to improve. Stocks, especially in the technology sector, continue to look expensive. But, Wall Street typically extrapolates using a rear-view mirror, which is the exact behavior that got it into trouble at the top. Market sentiment is too bearish at the bottom and too bullish at the top. The market is beginning to discount much of the bad news and is now focusing on improvement going forward. We are looking at some attractive economic fundamentals that

 ...CONTINUED
--------------------------------------------------------------------------------


               could encourage a more aggressive investment stance. These dynamics include interest rates at a 40-year low, the upcoming fiscal stimulus coming from the U.S. Congress, high cash levels for institutions and individual investors, and a large short interest in the market. All of these factors support our recent shift in sector allocation toward consumer cyclicals and technology stocks. We believe that these sectors will grow into their perceived elevated price-to-earnings ratios.


INTERNATIONAL
--------------------------------------------------------------------------------

               DEVELOPED MARKETS (EXCEPT JAPAN)

               European equity markets were down for the period but did outperform other international markets. Some of the more defensive areas of the portfolio, such as consumer staples and health care, performed the best during the period. Stock selection was particularly favorable in the energy and the consumer staples sectors. Two of our better-performing holdings were oil service companies, both of which were acquired by a competitor.

               Canada was the only region in the portfolio to have a positive return. Stock selection was excellent, with the financial and energy sectors contributing to performance. Also, Canadian National Railway, one of the Fund's largest positions, performed particularly well over the period.



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 21-39.

14

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


JAPAN
--------------------------------------------------------------------------------

               Japan underperformed most other developed markets for the period as the government failed to address the problems in the banking system. In fact, estimates of non-performing loans increased substantially during the year. The Fund was significantly underweight in Japanese equities and had no exposure to bank stocks. However, the relative performance of our Japanese portfolio did significantly exceed the comparable benchmarks.


EMERGING MARKETS
--------------------------------------------------------------------------------

               Equities in emerging markets were down over the period; however, there were considerable differences across regions. Asian markets, while suffering from slowing export growth, did provide some of the better relative returns during the period. The markets of Eastern Europe, the Mediterranean, and Africa had the best performance in emerging markets because of their defensive qualities and strong domestic growth. Latin markets were negatively affected both by the slowing U.S. economy and the worsening situation in Argentina.


OUTLOOK FOR INTERNATIONAL STOCKS
--------------------------------------------------------------------------------

               We continue to view Europe and Canada positively, because their economies will probably grow faster than the U.S. economy next year. Along with the United States, Canada and many European countries are lowering both corporate and individual taxes. In Europe, there is more room for the European Central Bank to reduce rates next year. Canada will be one of the few countries to have both a current account and a government budget surplus in 2002.

 ...CONTINUED
--------------------------------------------------------------------------------


               We are less positive about Japan than other developed markets because of the high level of non-performing loans that has not been adequately disclosed to the marketplace. Japan already has zero short-term interest rates and a large government budget deficit. As a result, it has few policy tools at its disposal to mitigate an economic recession. We expect further corporate bankruptcy and poor economic growth in the years ahead for Japan.

               In general, the short-term valuations in global equity markets look decidedly better as a result of the fall in equity prices over the last year and a half and lower short- and long-term interest rates. The outlook for emerging markets is favorable as signs of resumption in global growth begin to emerge. Inflation is not a problem in developing countries; this factor, combined with low interest rates and ample local liquidity, provide a strong foundation for equity markets. While Brazil has diverged somewhat from Argentina, Mexico's fate is clearly tied to the U.S. economy. The Russian market continues to look attractive despite the fall in oil prices, and the Turkish economy appears to have survived the worst of its slowdown. We believe that industrial companies will benefit in the coming year as well as financial and selected technology companies.


BONDS
--------------------------------------------------------------------------------

               The economy is officially in a recession. However, we do not believe that the recession will be severe. The Fed has been aggressive in reducing overnight rates by 4.75% since the beginning of the year--2.0% during the six-month period alone. These easings appear to have calmed the markets and should potentially energize the economy next year. In addition, lower rates have enabled consumers to refinance their mortgages.

16

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               During the slowdown, companies have been aggressive in reducing inventories so that they will be able to ramp up production if demand picks up again.

               Because of our income orientation and risk/reward analysis, we continue to favor investments in the "spread" sectors of the bond market--corporate bonds and mortgage- and asset-backed securities--rather than Treasuries. This investment style has resulted in the bond sector's outperforming its peers since the beginning of 2001. The difference in yields between the spread sectors and Treasuries has narrowed as investors' fears of a deep and prolonged recession show signs of diminishing. Holdings that have done well over the past year include Sovereign Bancorp and Imperial Bank. A stronger-rated company (Comerica) acquired Imperial Bank, and Sovereign Bancorp has improved its operations.


OUTLOOK FOR BONDS
--------------------------------------------------------------------------------

               Looking to the future, we believe that the economy may start to improve slowly, which could cause non-Treasury securities to increase in relative value. Our continued emphasis is on finding securities that represent good risk/reward characteristics.

               Speaking for our team of portfolio managers, analysts and traders, it's a privilege to be given the opportunity to serve you. Thank you for your confidence and support.




               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 21-39.

               FOREIGN AND PRECIOUS METALS INVESTING ARE SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


-----------------------------------------
            TOP 10 INDUSTRIES
            (% of Net Assets)
-----------------------------------------

Pharmaceuticals                     10.4%

Banks                                5.6%

Diversified Financial Services       4.4%

U.S. Government                      4.3%

Semiconductors                       4.1%

Broadcasting & Cable TV              3.8%

Computer Hardware                    3.2%

Telecommunication Equipment          3.1%

Systems Software                     2.9%

Biotechnology                        2.4%

-----------------------------------------

                                           -------------------------------------
                                                   TOP 10 EQUITY HOLDINGS
                                                      (% of Net Assets)
                                           -------------------------------------

                                           Microsoft Corp.                  2.5%

                                           Comcast Corp. "A"                2.1%

                                           Dell Computer Corp.              2.0%

                                           General Electric Co.             2.0%

                                           Pfizer, Inc.                     1.6%

                                           American Home Products Corp.     1.5%

                                           Intel Corp.                      1.5%

                                           QUALCOMM, Inc.                   1.5%

                                           Bristol-Myers Squibb Co.         1.4%

                                           Wal-Mart Stores, Inc.            1.4%

                                           -------------------------------------

18

 ...CONTINUED
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


                                ASSET ALLOCATION
                                     11/30/01


A pie chart is shown here depicting the Asset Allocation as of November 30, 2001 of the USAA Growth Strategy Fund to be:

Large-Cap Stocks - 51.7%; Small-Cap Stocks - 17.7%; International Stocks - 17.8%; Bonds - 10.3%; and Money Market Instruments - 2.0%.


      PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.


 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 21-39.

SHAREHOLDER
--------------------------------------------------------------------------------
                                 Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Investment Trust (the Trust). Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposals 2A and 4 are for the USAA Growth Strategy Fund, a series of the Trust.



PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Trustees as follows:


                                                                       VOTES
               TRUSTEES                              VOTES FOR        WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis                      239,347,773      5,469,150

               Christopher W. Claus                 239,347,357      5,469,566

               David G. Peebles                     239,347,773      5,469,150

               Michael F. Reimherr                  239,347,773      5,469,150

               Richard A. Zucker                    239,347,571      5,469,352

               Barbara B. Dreeben                   239,347,963      5,468,960

               Robert L. Mason, Ph.D.               239,347,571      5,469,352

               Laura T. Starks, Ph.D.               239,347,571      5,469,352

20

 ...CONTINUED
--------------------------------------------------------------------------------
                                 Voting RESULTS


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 14,462,758       687,992       235,626           32,830


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 14,732,712       447,837       205,828           32,829

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INTERNATIONAL STOCKS (17.8%)
            AUSTRIA (0.2%)
    5,907   Boehler Uddeholm AG                                         $    236
    2,000   VA Technologie AG                                                 40
    6,415   Vienna Airport (Flughafen Wien) AG                               172
--------------------------------------------------------------------------------
                                                                             448
--------------------------------------------------------------------------------
            BRAZIL (0.1%)
    2,700   Aracruz Celulose S.A. ADR (Preferred)                             47
  777,000   Banco Itau S.A. (Preferred)                                       54
    1,300   Brasil Telecom Participacoes S.A. ADR (Preferred)                 46
    1,700   Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR
              (Preferred)                                                     32
    1,600   Companhia de Bebidas das Americas ADR (Preferred)                 31
    3,800   Companhia Paranaense de Energia-Copel ADR (Preferred)             24
    1,900   Companhia Vale do Rio Doce (Preferred) "A"                        40
   67,000   Eletropaulo Metropolitana S.A. (Preferred)                         2
    3,130   Petroleo Brasileiro S.A. (Preferred)                              61
    4,100   Tele Norte Leste Participacoes S.A. ADR (Preferred)               54
--------------------------------------------------------------------------------
                                                                             391
--------------------------------------------------------------------------------
            CANADA (1.9%)
    8,800   Bank of Montreal                                                 193
   15,535   C-MAC Industries, Inc. *                                         402
   20,600   Canadian Imperial Bank of Commerce                               707
   35,200   Canadian National Railway Co.                                  1,570
   11,800   Manulife Financial Corp.                                         326
   20,100   Nexen, Inc.                                                      405
    8,700   Nortel Networks Corp.                                             68
   11,300   Sun Life Financial Services                                      262
   23,300   Suncor Energy, Inc.                                              697
    9,600   Toronto-Dominion Bank                                            242
--------------------------------------------------------------------------------
                                                                           4,872
--------------------------------------------------------------------------------
            CHILE (0.0%)A
    1,300   Compania de Telecomunicaciones de Chile S.A. ADR *                15
--------------------------------------------------------------------------------
            CHINA (0.0%)A
   25,600   China Mobile Ltd. *                                               91
--------------------------------------------------------------------------------
            DENMARK (0.2%)
   12,600   TDC A/S "B"                                                      440
--------------------------------------------------------------------------------

22

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            FINLAND (0.8%)
   18,426   Metso OYJ                                                   $    178
   62,600   Nokia Corp. ADR                                                1,440
   20,950   Perlos Corp.                                                     223
   46,500   Sampo OYJ "A"                                                    366
--------------------------------------------------------------------------------
                                                                           2,207
--------------------------------------------------------------------------------
            FRANCE (1.4%)
    8,600   Accor S.A.                                                       285
   10,151   Aventis S.A.                                                     709
   14,403   CNP Assurances                                                   465
    3,000   Eramet Group                                                      95
   18,000   Gemplus International S.A. *                                      51
   11,000   Renault S.A.                                                     379
    3,600   Rhodia S.A.                                                       34
    3,544   Technip-Coflexip S.A.                                            417
   11,324   Technip-Coflexip S.A. ADR *                                      341
   13,107   Total Fina S.A. ADR                                              840
--------------------------------------------------------------------------------
                                                                           3,616
--------------------------------------------------------------------------------
            GERMANY (1.0%)
    9,100   Bayerische Hypo Vereinsbank AG                                   292
   12,300   Continental AG                                                   149
   15,940   E. On AG                                                         795
    7,100   Infineon Technologies AG                                         139
    1,500   Infineon Technologies AG ADR                                      29
   17,000   Merck KGaA                                                       640
    4,510   SAP AG                                                           558
    1,500   SAP AG ADR                                                        47
--------------------------------------------------------------------------------
                                                                           2,649
--------------------------------------------------------------------------------
            HONG KONG (0.1%)
   87,500   Amoy Properties Ltd.                                              89
   28,000   Cathay Pacific Airways Ltd.                                       34
   26,000   CITIC Pacific Ltd.                                                57
   42,000   Esprit Holdings Ltd.                                              47
    5,000   Hutchison Whampoa Ltd.                                            46
   10,000   Sun Hung Kai Properties Ltd.                                      73
--------------------------------------------------------------------------------
                                                                             346
--------------------------------------------------------------------------------
            HUNGARY (0.0%)A
    1,300   MOL Magyar Olaj - es Gazipari Rt.                                 23
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INDIA (0.2%)
   15,200   Associated Cement Co. Ltd.                                  $     54
   11,700   Bharat Heavy Electricals Ltd.                                     36
   12,600   Bharat Petroleum Corp. Ltd.                                       50
    1,600   Dr. Reddy's Laboratories Ltd.                                     32
    1,900   HDFC Bank Ltd. ADR *                                              27
    4,000   Hero Honda Motors Ltd.                                            20
      400   Infosys Technologies Ltd.                                         33
    4,300   Nestle India Ltd.                                                 44
   11,236   Reliance Industries Ltd.                                          68
   12,200   Satyam Computer Services Ltd.                                     54
--------------------------------------------------------------------------------
                                                                             418
--------------------------------------------------------------------------------
            ISRAEL (0.1%)
      650   Check Point Software Technologies Ltd. *                          25
      900   Taro Pharmaceutical Industries Ltd. *                             32
    1,310   Teva Pharmaceutical Industries Ltd. ADR                           77
--------------------------------------------------------------------------------
                                                                             134
--------------------------------------------------------------------------------
            ITALY (0.8%)
    6,000   ENI S.p.A.                                                        71
   12,800   ENI S.p.A. ADR                                                   758
   46,550   Italgas S.p.A.                                                   417
   15,500   Telecom Italia S.p.A.                                            132
  139,800   Telecom Italia S.p.A. Savings                                    707
--------------------------------------------------------------------------------
                                                                           2,085
--------------------------------------------------------------------------------
            JAPAN (2.1%)
    7,000   Daibiru Corp.                                                     41
   12,000   Fujitsu Ltd.                                                      99
   10,000   Ito-Yokado Co. Ltd.                                              449
    8,300   Meitec Corp.                                                     227
   26,000   Mitsui Fudosan Co. Ltd.                                          237
    6,900   Murata Manufacturing Co. Ltd.                                    466
   55,000   Nikko Cordial Corp.                                              290
       96   Nippon Telegraph & Telephone Corp. (NTT)                         397
       19   NTT Mobile Communication Network, Inc.                           248
    5,500   Paris Miki, Inc.                                                 163
    5,550   Sanix, Inc.                                                      242
    8,000   Shin-Etsu Chemical Co. Ltd.                                      303
    8,100   Sony Corp.                                                       382
   40,000   Sumitomo Corp.                                                   219
   14,500   Sumitomo Electric Industries Ltd.                                121

24

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
   19,000   Takeda Chemical Industries Ltd.                             $    867
   44,000   Toshiba Corp.                                                    188
      118   West Japan Railway Co.                                           517
--------------------------------------------------------------------------------
                                                                           5,456
--------------------------------------------------------------------------------
            KOREA (0.3%)
    5,200   Daeduck Electronics Co. Ltd.                                      50
    2,000   Hyundai Mobis                                                     28
    2,000   Hyundai Motor Co. Ltd.                                            40
    6,500   Hyundai Securities Co. *                                          58
    3,391   Kookmin Bank                                                     131
    3,025   Korea Telecom Corp. ADR                                           70
    1,700   Samsung Electro Mechanics Co. Ltd.                                51
      601   Samsung Electronics Co. Ltd.                                     103
   14,700   Samsung Heavy Industries Co. Ltd. *                               45
    1,300   Samsung SDI Co. Ltd.                                              60
    1,400   Samsung Securities Co. Ltd. *                                     50
      400   Shinsegae Co. Ltd.                                                36
--------------------------------------------------------------------------------
                                                                             722
--------------------------------------------------------------------------------
            MALAYSIA (0.0%)A
   47,000   IJM Corp. Bhd                                                     52
   20,000   Tanjong plc                                                       44
--------------------------------------------------------------------------------
                                                                              96
--------------------------------------------------------------------------------
            MEXICO (0.2%)
    5,300   America Movil S.A. de C.V. ADR "L"                                92
    2,700   Cemex S.A. de C.V. ADR                                            68
    2,200   Fomento Economico Mexicano S.A. de C.V. ADR                       75
   27,000   Grupo Financiero Banorte S.A. de C.V. *                           51
  102,000   Grupo Financiero BBVA Bancomer S.A. de C.V. *                     79
   16,200   Grupo Modelo S.A. de C.V. "C"                                     37
      400   Grupo Televisa S.A. de C.V. ADR *                                 14
    1,800   Telefonos de Mexico S.A. de C.V. ADR "L"                          60
--------------------------------------------------------------------------------
                                                                             476
--------------------------------------------------------------------------------
            NETHERLANDS (1.7%)
   21,800   Akzo Nobel N.V.                                                  983
   16,900   Fortis NL N.V.                                                   395
    7,100   Gucci Group N.V.                                                 630
   32,600   ING Groep N.V.                                                   853
    1,400   Koninklijke Ahold  N.V.                                           41
   11,360   Koninklijke KPN N.V. *                                            52

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
   36,333   Koninklijke Philips Electronics N.V.                        $    984
    5,000   Oce-van der Grinten N.V.                                          46
   22,100   Versatel Telecom International N.V. *                             26
    8,600   VNU N.V.                                                         277
   19,700   Vopak Kon N.V.                                                   310
--------------------------------------------------------------------------------
                                                                           4,597
--------------------------------------------------------------------------------
            NORWAY (0.2%)
   33,000   DNB Holdings ASA                                                 138
   25,820   Statoil ASA *                                                    168
   58,300   Storebrand ASA                                                   322
--------------------------------------------------------------------------------
                                                                             628
--------------------------------------------------------------------------------
            POLAND (0.0%)A
    5,700   Telekomunikacja Polska S.A. *                                     21
--------------------------------------------------------------------------------
            PORTUGAL (0.6%)
  143,908   Banco Comercial Portugues S.A. *                                 591
   45,000   Brisa-Auto Estrada de Portugal S.A.                              383
   49,980   Portugal Telecom S.A. ADR *                                      376
   19,719   Telecel-Comunicacoes Pessoais S.A. *                             154
--------------------------------------------------------------------------------
                                                                           1,504
--------------------------------------------------------------------------------
            RUSSIA (0.0%)A
  634,000   Mosenergo                                                         22
    3,600   Surgutneftegaz ADR                                                49
  212,000   Unified Energy Systems *                                          31
    4,100   YUKOS Oil Co.                                                     18
--------------------------------------------------------------------------------
                                                                             120
--------------------------------------------------------------------------------
            SINGAPORE (0.1%)
   32,000   City Developments Ltd.                                            84
    9,600   DBS Group Holdings Ltd.                                           60
   65,000   Keppel Land Ltd.                                                  59
   41,000   SembCorp Industries Ltd.                                          31
   10,400   Singapore Airlines Ltd.                                           53
--------------------------------------------------------------------------------
                                                                             287
--------------------------------------------------------------------------------
            SOUTH AFRICA (0.1%)
    5,300   Anglo American plc                                                80
    7,000   Gold Fields Ltd. ADR                                              32
      800   Impala Platinum Holdings Ltd.                                     33
    3,900   Sappi Ltd.                                                        41
    5,300   SASOL Ltd.                                                        44

26

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    1,600   South African Breweries plc                                 $     11
    6,400   Standard Bank Investment Corp. Ltd.                               18
--------------------------------------------------------------------------------
                                                                             259
--------------------------------------------------------------------------------
            SPAIN (0.8%)
   40,572   Altadis S.A.                                                     647
   43,353   Banco Bilbao Vizcaya Argentaria S.A.                             534
   26,550   Repsol S.A.                                                      373
   12,320   Telefonica de Espana S.A. ADR *                                  492
--------------------------------------------------------------------------------
                                                                           2,046
--------------------------------------------------------------------------------
            SWEDEN (1.1%)
   39,520   Autoliv, Inc. GDR                                                733
  262,248   Nordea AB                                                      1,303
   21,360   Skandinaviska Enskilda Banken "A"                                188
  124,379   Swedish Match AB                                                 624
--------------------------------------------------------------------------------
                                                                           2,848
--------------------------------------------------------------------------------
            SWITZERLAND (0.5%)
   16,000   Novartis AG                                                      563
      559   Sulzer AG P.C.                                                    83
   15,423   Syngenta AG *                                                    785
--------------------------------------------------------------------------------
                                                                           1,431
--------------------------------------------------------------------------------
            TAIWAN (0.2%)
      900   Asustek Computer, Inc.                                             3
   62,700   Bank Sinopac *                                                    24
   33,000   Delta Electronics, Inc.                                           45
   12,500   Hon Hai Precision Industry Co. Ltd.                               53
    6,000   MediaTek, Inc.                                                    70
   16,250   Quanta Computer, Inc.                                             38
   55,964   Taiwan Semiconductor Manufacturing Co. *                         119
   72,000   United Microelectronics *                                         83
--------------------------------------------------------------------------------
                                                                             435
--------------------------------------------------------------------------------
            TURKEY (0.0%)A
1,200,000   Arcelik A.S.                                                      10
2,200,000   Trakya Cam Sanayii A.S.                                            9
      600   Turkcell Iletisim Hizmetleri A.S. ADR *                            9
4,400,000   Vestel Elektronik Sanayi A.S. *                                   10
--------------------------------------------------------------------------------
                                                                              38
--------------------------------------------------------------------------------
            UNITED KINGDOM (3.1%)
   13,600   AstraZeneca Group plc                                            608

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
  119,800   BHP Billiton plc                                            $    575
    6,500   BOC Group plc                                                     98
   26,900   Cable & Wireless plc                                             127
   91,800   Cadbury Schweppes plc                                            582
   36,258   Celltech Group plc *                                             464
   48,600   CGNU plc                                                         579
  261,000   Cookson Group plc                                                292
  125,900   Corporate Services Group plc *                                    59
    8,600   GlaxoSmithkline plc ADR                                          437
   45,800   HBOS plc                                                         538
   76,600   Old Mutual plc                                                   116
   25,800   Powergen plc                                                     273
   70,500   Reckitt Benckiser plc                                            927
   45,860   Reuters Group plc                                                445
   31,416   Royal Bank Scotland Group plc                                    728
   38,500   Safeway plc                                                      168
  123,300   Tomkins plc                                                      343
    3,000   Vodafone Group plc ADR                                            76
   70,541   WPP Group plc                                                    689
--------------------------------------------------------------------------------
                                                                           8,124
--------------------------------------------------------------------------------
            Total international stocks (cost: $45,374)                    46,823
--------------------------------------------------------------------------------
            SMALL-CAP STOCKS (17.7%)
            ADVERTISING (0.1%)
    8,200   Lamar Advertising Co. "A" *                                      304
--------------------------------------------------------------------------------
            AIR FREIGHT & COURIERS (0.3%)
    4,900   Expeditors International of Washington, Inc.                     245
   14,200   Forward Air Corp. *                                              430
--------------------------------------------------------------------------------
                                                                             675
--------------------------------------------------------------------------------
            APPAREL RETAIL (0.4%)
    9,800   American Eagle Outfitters, Inc. *                                240
    5,200   Ann Taylor Stores Corp. *                                        142
   15,700   Charlotte Russe Holding, Inc. *                                  279
    4,200   Chico's FAS, Inc. *                                              133
    8,000   Ross Stores, Inc.                                                226
--------------------------------------------------------------------------------
                                                                           1,020
--------------------------------------------------------------------------------

28

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            APPLICATION SOFTWARE (0.7%)
    8,000   BARRA, Inc. *                                               $    373
    5,800   Cerner Corp. *                                                   307
   11,200   HNC Software, Inc. *                                             241
   13,400   Netiq Corp. *                                                    453
   15,500   SeaChange International, Inc. *                                  460
--------------------------------------------------------------------------------
                                                                           1,834
--------------------------------------------------------------------------------
            AUTO PARTS & EQUIPMENT (0.2%)
    5,000   Borg Warner Automotive, Inc.                                     230
    6,400   Superior Industries International, Inc.                          250
--------------------------------------------------------------------------------
                                                                             480
--------------------------------------------------------------------------------
            BANKS (0.6%)
   11,400   Cullen/Frost Bankers, Inc.                                       321
   24,500   East West Bancorp, Inc.                                          542
   17,800   Hudson River Bancorp, Inc.                                       394
   14,750   New York Community Bancorp, Inc.                                 338
--------------------------------------------------------------------------------
                                                                           1,595
--------------------------------------------------------------------------------
            BIOTECHNOLOGY (1.1%)
    9,600   Cell Therapeutics, Inc. *                                        263
   11,800   Cephalon, Inc. *                                                 858
    3,800   ICOS Corp. *                                                     230
   22,900   Medarex, Inc. *                                                  532
   37,900   Novavax, Inc. *                                                  428
   10,600   Protein Design Labs, Inc. *                                      400
    7,000   Techne Corp. *                                                   222
--------------------------------------------------------------------------------
                                                                           2,933
--------------------------------------------------------------------------------
            BROADCASTING & CABLE TV (0.3%)
   15,500   Hispanic Broadcasting Corp. *                                    339
   14,600   Westwood One, Inc. *                                             427
--------------------------------------------------------------------------------
                                                                             766
--------------------------------------------------------------------------------
            CASINOS & GAMING (0.3%)
   15,400   GTECH Holdings Corp. *                                           691
--------------------------------------------------------------------------------
            COMPUTER STORAGE & PERIPHERALS (0.1%)
   13,700   Applied Films Corp. *                                            397
--------------------------------------------------------------------------------
            CONSTRUCTION & ENGINEERING (0.1%)
   20,300   Quanta Services, Inc. *                                          316
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            CONSUMER FINANCE (0.1%)
   12,700   Metris Companies, Inc.                                      $    264
--------------------------------------------------------------------------------
            DATA PROCESSING SERVICES (0.2%)
    4,400   BISYS Group, Inc. *                                              259
    5,400   FactSet Research Systems, Inc.                                   162
--------------------------------------------------------------------------------
                                                                             421
--------------------------------------------------------------------------------
            DIVERSIFIED COMMERCIAL SERVICES (0.2%)
    7,100   DeVry, Inc. *                                                    184
    4,000   Mobile Mini, Inc. *                                              128
    3,600   Weight Watchers International, Inc. *                            123
--------------------------------------------------------------------------------
                                                                             435
--------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES (1.0%)
    7,400   Affiliated Managers Group, Inc. *                                502
   14,400   American Capital Strategies Ltd.                                 400
    6,600   Blackrock, Inc. "A" *                                            256
    9,200   Eaton Vance Corp.                                                297
   18,500   Knight Trading Group, Inc. *                                     215
    4,000   Legg Mason, Inc.                                                 189
   29,300   MCG Capital Corp. *                                              487
   10,700   Waddell & Reed Financial, Inc.                                   289
--------------------------------------------------------------------------------
                                                                           2,635
--------------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
    8,200   Cognex Corp. *                                                   184
   14,800   Coherent, Inc. *                                                 451
   14,700   Plexus Corp. *                                                   443
   31,400   SCI Systems, Inc. *                                              900
    6,300   Tech Data Corp. *                                                289
    6,300   Trimble Navigation Ltd. *                                        106
--------------------------------------------------------------------------------
                                                                           2,373
--------------------------------------------------------------------------------
            EMPLOYMENT SERVICES (0.0%)A
    5,400   Resources Connection, Inc. *                                     117
--------------------------------------------------------------------------------
            ENVIRONMENTAL SERVICES (0.5%)
   14,500   Stericycle, Inc. *                                               803
   20,000   Waste Connections, Inc. *                                        584
--------------------------------------------------------------------------------
                                                                           1,387
--------------------------------------------------------------------------------

30

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            FOOTWEAR (0.1%)
    7,800   Timberland Co. "A" *                                        $    271
--------------------------------------------------------------------------------
            GAS UTILITIES (0.4%)
   11,300   New Jersey Resources Corp.                                       531
   13,200   Piedmont Natural Gas, Inc.                                       443
--------------------------------------------------------------------------------
                                                                             974
--------------------------------------------------------------------------------
            GENERAL MERCHANDISE STORES (0.3%)
    5,100   BJ's Wholesale Club, Inc. *                                      230
   19,200   Dollar Tree Stores, Inc. *                                       538
--------------------------------------------------------------------------------
                                                                             768
--------------------------------------------------------------------------------
            HEALTH CARE DISTRIBUTORS & SERVICES (0.7%)
   10,000   Express Scripts, Inc. "A" *                                      411
    7,100   Henry Schein, Inc. *                                             285
    7,000   IMPATH, Inc. *                                                   260
    4,600   Laboratory Corp. of America Holdings *                           354
    6,600   Quest Diagnostics, Inc. *                                        408
    6,100   Renal Care Group, Inc. *                                         195
--------------------------------------------------------------------------------
                                                                           1,913
--------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT (0.8%)
    6,600   CYTYC Corp. *                                                    162
   32,000   Med-Design Corp. *                                               543
    5,200   ResMed, Inc. *                                                   304
    5,200   Respironics, Inc. *                                              164
   12,700   Varian Medical Systems, Inc. *                                   876
--------------------------------------------------------------------------------
                                                                           2,049
--------------------------------------------------------------------------------
            HEALTH CARE FACILITIES (0.2%)
   19,800   Community Health Systems, Inc. *                                 507
--------------------------------------------------------------------------------
            HEALTH CARE SUPPLIES (0.1%)
   14,000   Sybron Dental Specialties, Inc. *                                269
--------------------------------------------------------------------------------
            HOUSEWARES & SPECIALTIES (0.2%)
   22,100   Tupperware Corp.                                                 434
--------------------------------------------------------------------------------
            INDUSTRIAL MACHINERY (0.1%)
    5,800   Mueller Industries, Inc. *                                       186
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY CONSULTING & SERVICES (0.4%)
    3,900   Affiliated Computer Services, Inc. "A" *                    $    364
    4,500   Investment Technology Group, Inc. *                              259
    9,600   KPMG Consulting, Inc. *                                          159
   12,400   Perot Systems Corp. "A" *                                        227
--------------------------------------------------------------------------------
                                                                           1,009
--------------------------------------------------------------------------------
            INSURANCE BROKERS (0.3%)
   20,600   Arthur J. Gallagher & Co.                                        752
--------------------------------------------------------------------------------
            INTERNET SOFTWARE & SERVICES (0.1%)
   13,400   SonicWALL, Inc. *                                                228
--------------------------------------------------------------------------------
            LEISURE PRODUCTS (0.3%)
   49,600   Hasbro, Inc.                                                     816
--------------------------------------------------------------------------------
            MANAGED HEALTH CARE (0.2%)
   16,500   Orthodontic Centers of America, Inc. *                           466
--------------------------------------------------------------------------------
            MEAT, POULTRY & FISH (0.2%)
   23,600   Smithfield Foods, Inc. *                                         597
--------------------------------------------------------------------------------
            MULTI-UTILITIES (0.1%)
   15,100   Aquila, Inc. *                                                   275
--------------------------------------------------------------------------------
            NETWORKING EQUIPMENT (0.3%)
    4,300   Emulex Corp. *                                                   140
   14,600   Inrange Technologies Corp. "B"                                    99
    5,300   McDATA Corp. "B"                                                 134
   14,200   ONI Systems Corp. *                                              101
   30,000   Tellium, Inc. *                                                  209
--------------------------------------------------------------------------------
                                                                             683
--------------------------------------------------------------------------------
            OFFICE SERVICES & SUPPLIES (0.2%)
   25,700   Herman Miller, Inc.                                              562
--------------------------------------------------------------------------------
            OIL & GAS EXPLORATION AND PRODUCTION (0.3%)
    4,300   Forest Oil Corp. *                                               112
    5,500   Pogo Producing Co.                                               130
    5,200   Stone Energy Corp. *                                             186
    9,800   Vintage Petroleum, Inc.                                          121

32

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
   16,200   XTO Energy, Inc.                                            $    263
--------------------------------------------------------------------------------
                                                                             812
--------------------------------------------------------------------------------
            OIL & GAS DRILLING (0.2%)
   11,600   Ensco International, Inc.                                        233
    8,700   Noble Drilling Corp. *                                           257
   10,600   Rowan Companies, Inc. *                                          173
--------------------------------------------------------------------------------
                                                                             663
--------------------------------------------------------------------------------
            PACKAGED FOODS (0.3%)
   13,800   Dreyer's Grand Ice Cream, Inc.                                   483
    4,400   Suiza Foods Corp. *                                              265
--------------------------------------------------------------------------------
                                                                             748
--------------------------------------------------------------------------------
            PAPER PRODUCTS (0.0%)A
    5,200   Potlatch Corp.                                                   145
--------------------------------------------------------------------------------
            PERSONAL PRODUCTS (0.1%)
   23,400   NBTY, Inc. *                                                     272
--------------------------------------------------------------------------------
            PHARMACEUTICALS (0.5%)
    5,800   Barr Laboratories, Inc. *                                        424
    7,400   Intermune, Inc. *                                                345
   15,000   King Pharmaceuticals, Inc. *                                     598
--------------------------------------------------------------------------------
                                                                           1,367
--------------------------------------------------------------------------------
            RESTAURANTS (0.5%)
   11,000   Brinker International, Inc. *                                    308
   12,600   Krispy Kreme Doughnuts, Inc. *                                   469
    5,200   P. F. Chang's China Bistro, Inc. *                               229
    4,800   Panera Bread Co. "A" *                                           249
--------------------------------------------------------------------------------
                                                                           1,255
--------------------------------------------------------------------------------
            SEMICONDUCTOR EQUIPMENT (0.5%)
   12,500   Axcelis Technologies, Inc. *                                     170
   10,800   Brooks Automation, Inc. *                                        397
   15,900   Lam Research Corp. *                                             349
    9,800   Rudolph Technologies, Inc. *                                     365
    5,400   Varian Semiconductor Equipment Associates, Inc. *                170
--------------------------------------------------------------------------------
                                                                           1,451
--------------------------------------------------------------------------------
            SEMICONDUCTORS (0.9%)
   20,600   Alpha Industries, Inc. *                                         494
   30,200   Applied Micro Circuits Corp. *                                   412

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    6,000   Elantec Semiconductor, Inc. *                               $    204
   11,100   Exar Corp. *                                                     220
    4,800   Microsemi Corp. *                                                149
    7,000   Power Integrations, Inc. *                                       159
   19,100   RF Micro Devices, Inc. *                                         463
   25,200   Triquint Semiconductor, Inc. *                                   401
--------------------------------------------------------------------------------
                                                                           2,502
--------------------------------------------------------------------------------
            SPECIALTY CHEMICALS (0.6%)
   15,600   Cambrex Corp.                                                    607
   14,000   Lubrizol Corp.                                                   446
    9,900   Sigma-Aldrich Corp.                                              423
--------------------------------------------------------------------------------
                                                                           1,476
--------------------------------------------------------------------------------
            SPECIALTY STORES (0.6%)
    9,200   Copart, Inc. *                                                   315
    9,400   Linens 'n Things, Inc. *                                         226
   10,800   Michaels Stores, Inc. *                                          325
   13,800   O'Reilly Automotive, Inc. *                                      461
   11,900   Rent-A-Center, Inc. *                                            361
--------------------------------------------------------------------------------
                                                                           1,688
--------------------------------------------------------------------------------
            SYSTEMS SOFTWARE (0.1%)
   16,100   Network Associates, Inc. *                                       369
--------------------------------------------------------------------------------
            TELECOMMUNICATION EQUIPMENT (0.4%)
   31,100   Anaren Microwave, Inc. *                                         509
   12,100   Polycom, Inc. *                                                  418
   15,200   Powerwave Technologies, Inc. *                                   256
--------------------------------------------------------------------------------
                                                                           1,183
--------------------------------------------------------------------------------
            TRUCKING (0.1%)
    2,400   Landstar System, Inc. *                                          167
--------------------------------------------------------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    4,100   Airgate PCS, Inc. *                                              215
   21,300   Alamosa Holdings, Inc. *                                         297
   19,200   Triton PCS Holdings, Inc. "A" *                                  578
    4,600   Western Wireless Corp. "A" *                                     113
--------------------------------------------------------------------------------
                                                                           1,203
--------------------------------------------------------------------------------
            Total small-cap stocks (cost: $43,389)                        46,703
--------------------------------------------------------------------------------

34

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            LARGE-CAP STOCKS (51.7%)
            ADVERTISING (0.5%)
   17,000   Omnicom Group, Inc.                                         $  1,460
--------------------------------------------------------------------------------
            AEROSPACE & DEFENSE (0.4%)
   14,000   General Dynamics Corp.                                         1,164
--------------------------------------------------------------------------------
            APPLICATION SOFTWARE (0.6%)
   37,000   BEA Systems, Inc. *                                              621
   17,000   Electronic Arts, Inc. *                                        1,028
--------------------------------------------------------------------------------
                                                                           1,649
--------------------------------------------------------------------------------
            BANKS (1.2%)
   53,000   Northern Trust Corp.                                           3,066
--------------------------------------------------------------------------------
            BIOTECHNOLOGY (1.2%)
   11,200   Amgen, Inc. *                                                    744
   13,300   Genentech, Inc. *                                                764
    6,300   Human Genome Sciences, Inc. *                                    268
   13,600   IDEC Pharmaceuticals Corp. *                                     956
   15,300   Millennium Pharmaceuticals, Inc. *                               522
--------------------------------------------------------------------------------
                                                                           3,254
--------------------------------------------------------------------------------
            BREWERS (0.5%)
   30,100   Anheuser-Busch Companies, Inc.                                 1,297
--------------------------------------------------------------------------------
            BROADCASTING & CABLE TV (3.5%)
   78,000   Clear Channel Communications, Inc. *                           3,645
  144,000   Comcast Corp. "A" *                                            5,472
--------------------------------------------------------------------------------
                                                                           9,117
--------------------------------------------------------------------------------
            COMPUTER & ELECTRONIC RETAIL (0.9%)
   35,100   Best Buy Co., Inc. *                                           2,506
--------------------------------------------------------------------------------
            COMPUTER HARDWARE (3.2%)
  187,000   Dell Computer Corp. *                                          5,223
   23,000   IBM Corp.                                                      2,658
  121,100   Palm, Inc. *                                                     423
--------------------------------------------------------------------------------
                                                                           8,304
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            CONSTRUCTION MATERIALS (0.7%)
   39,000   Vulcan Materials Co.                                        $  1,804
--------------------------------------------------------------------------------
            DATA PROCESSING SERVICES (1.8%)
   28,100   Automatic Data Processing, Inc.                                1,558
   42,000   First Data Corp.                                               3,076
--------------------------------------------------------------------------------
                                                                           4,634
--------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES (2.0%)
  107,100   Charles Schwab Corp.                                           1,538
   31,300   Moody's Corp.                                                  1,085
   50,000   Morgan Stanley Dean Witter & Co.                               2,775
--------------------------------------------------------------------------------
                                                                           5,398
--------------------------------------------------------------------------------
            DRUG RETAIL (0.4%)
   31,300   Walgreen Co.                                                   1,033
--------------------------------------------------------------------------------
            FOOD RETAIL (0.5%)
   31,000   Safeway, Inc. *                                                1,381
--------------------------------------------------------------------------------
            GENERAL MERCHANDISE STORES (1.4%)
   69,000   Wal-Mart Stores, Inc.                                          3,805
--------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT (0.9%)
   21,200   Baxter International, Inc.                                     1,102
   24,300   Medtronic, Inc.                                                1,149
--------------------------------------------------------------------------------
                                                                           2,251
--------------------------------------------------------------------------------
            HEALTH CARE FACILITIES (0.4%)
   30,000   HCA, Inc.                                                      1,164
--------------------------------------------------------------------------------
            HOTELS (1.1%)
  104,000   Starwood Hotels & Resorts Worldwide, Inc.                      2,823
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (0.7%)
   31,000   Colgate-Palmolive Co.                                          1,809
--------------------------------------------------------------------------------
            INDUSTRIAL CONGLOMERATES (2.0%)
  135,000   General Electric Co.                                           5,197
--------------------------------------------------------------------------------

36

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INSURANCE BROKERS (1.2%)
   29,000   Marsh & McLennan Companies, Inc.                            $  3,102
--------------------------------------------------------------------------------
            INTEGRATED OIL & GAS (0.4%)
   32,000   Exxon Mobil Corp.                                              1,197
--------------------------------------------------------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.7%)
  135,000   WorldCom Group, Inc. *                                         1,963
--------------------------------------------------------------------------------
            MOVIES & ENTERTAINMENT (1.1%)
   80,000   AOL Time Warner, Inc. *                                        2,792
--------------------------------------------------------------------------------
            MULTI-LINE INSURANCE (1.1%)
   34,000   American International Group, Inc.                             2,802
--------------------------------------------------------------------------------
            MULTI-UTILITIES (0.5%)
   41,000   Dynegy, Inc. "A"                                               1,244
--------------------------------------------------------------------------------
            NETWORKING EQUIPMENT (0.5%)
   68,800   Cisco Systems, Inc. *                                          1,406
--------------------------------------------------------------------------------
            OIL & GAS EXPLORATION AND PRODUCTION (0.3%)
   13,000   Anadarko Petroleum Corp.                                         675
--------------------------------------------------------------------------------
            OIL & GAS EQUIPMENT & SERVICES (0.3%)
   21,000   Baker Hughes, Inc.                                               692
--------------------------------------------------------------------------------
            PACKAGED FOODS (0.5%)
   25,000   Wrigley, Wm. Jr. Co.                                           1,263
--------------------------------------------------------------------------------
            PAPER PACKAGING (1.3%)
   72,700   Sealed Air Corp. *                                             3,337
--------------------------------------------------------------------------------
            PERSONAL PRODUCTS (0.5%)
   44,000   Gillette Co.                                                   1,439
--------------------------------------------------------------------------------
            PHARMACEUTICALS (8.2%)
   26,500   Allergan, Inc.                                                 2,000

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
   65,000   American Home Products Corp.                                $  3,907
   69,000   Bristol-Myers Squibb Co.                                       3,709
   25,000   Eli Lilly & Co.                                                2,067
   44,000   Johnson & Johnson, Inc.                                        2,563
   44,000   Merck & Co., Inc.                                              2,981
   98,700   Pfizer, Inc.                                                   4,275
--------------------------------------------------------------------------------
                                                                          21,502
--------------------------------------------------------------------------------
            PROPERTY & CASUALTY INSURANCE (1.5%)
       51   Berkshire Hathaway, Inc. "A" *                                 3,570
      220   Berkshire Hathaway, Inc. "B" *                                   513
--------------------------------------------------------------------------------
                                                                           4,083
--------------------------------------------------------------------------------
            SEMICONDUCTOR EQUIPMENT (0.7%)
   44,000   Applied Materials, Inc. *                                      1,749
--------------------------------------------------------------------------------
            SEMICONDUCTORS (3.0%)
  117,000   Intel Corp.                                                    3,821
   27,500   Intersil Corp. "A" *                                             919
   43,800   Linear Technology Corp.                                        1,797
   42,000   Texas Instruments, Inc.                                        1,346
--------------------------------------------------------------------------------
                                                                           7,883
--------------------------------------------------------------------------------
            SOFT DRINKS (0.5%)
   28,000   Coca-Cola Co.                                                  1,315
--------------------------------------------------------------------------------
            SPECIALTY STORES (0.7%)
   68,000   Tiffany & Co.                                                  1,958
--------------------------------------------------------------------------------
            SYSTEMS SOFTWARE (2.8%)
  102,000   Microsoft Corp. *                                              6,550
   18,700   VERITAS Software Corp. *                                         727
--------------------------------------------------------------------------------
                                                                           7,277
--------------------------------------------------------------------------------
            TELECOMMUNICATION EQUIPMENT (2.0%)
   22,700   CIENA Corp. *                                                    403
   83,500   JDS Uniphase Corp. *                                             842
   67,000   QUALCOMM, Inc. *                                               3,934
--------------------------------------------------------------------------------
                                                                           5,179
--------------------------------------------------------------------------------
            Total large-cap stocks (cost: $135,313)                      135,974
--------------------------------------------------------------------------------

38

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                                                 MARKET
   AMOUNT                                          COUPON                  VALUE
    (000)   SECURITY                                 RATE    MATURITY      (000)
--------------------------------------------------------------------------------
            BONDS (10.3%)
   $1,000   Agrium, Inc.                             8.25%   2/15/2011  $  1,043
    1,000   Capital One Financial Corp.              7.25   12/01/2003     1,011
    1,000   Dominion Resources, Inc.                 8.13    6/15/2010     1,120
    1,000   Empire District Electric Co.             7.70   11/15/2004     1,076
    2,000   Federal Home Loan Mortgage Corp.,
              Series 2160 VC                         6.00    8/15/2013     2,017
    2,000   Federal National Mortgage Assn.,
              Series 1999-25 VB                      6.00    4/25/2016     1,985
    1,000   First Industrial Realty L.P.             7.60    5/15/2007     1,060
    1,050   First Union Corp. b                      6.82    8/01/2026     1,127
    1,000   Ford Motor Credit Co.                    7.38   10/28/2009     1,023
    2,000   Giddings & Lewis, Inc.                   7.50   10/01/2005     2,085
    1,000   Government National Mortgage Assn.,
              Series 1999-14 VD                      6.00    3/20/2014       994
    1,000   Imperial Bank                            8.50    4/01/2009     1,124
    1,000   Merita Bank Ltd. (Finland)               6.50    1/15/2006     1,031
    1,000   Merrill Lynch & Co., Inc.                6.50    7/15/2018       989
    1,000   Nationwide Health Properties, Inc.       7.60    5/10/2007       966
    1,000   Peoples Energy Corp.                     6.90    1/15/2011     1,032
    1,000   Pinnacle One Partners, L.P. c            8.83    8/15/2004     1,035
    1,000   Qwest Capital Funding, Inc.              7.25    2/15/2011       999
    1,000   Safeway, Inc.                            7.50    9/15/2009     1,097
    1,000   Security Capital Pacific Trust           7.15   10/15/2003     1,038
    1,000   Sovereign Bancorp                       10.25    5/15/2004     1,075
    1,024   U.S. Treasury Inflation-Indexed Notes    3.50    1/15/2011     1,032
    1,000   Washington Real Estate Investment Trust  7.25    8/13/2006     1,045
--------------------------------------------------------------------------------
            Total bonds (cost: $25,399)                                   27,004
--------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENT (2.0%)
    5,347   Federal Home Loan Mortgage Discount Note
              (cost: $5,347)                         2.01   12/03/2001     5,347
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS (COST: $254,822)                          $261,851
================================================================================

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

             Pharmaceuticals                                    10.4%
             Banks                                               5.6
             Diversified Financial Services                      4.4
             U.S. Government                                     4.3
             Semiconductors                                      4.1
             Broadcasting & Cable TV                             3.8
             Computer Hardware                                   3.2
             Telecommunication Equipment                         3.1
             Systems Software                                    2.9
             Biotechnology                                       2.4
             Integrated Telecommunication Services               2.3
             Industrial Conglomerates                            2.2
             Data Processing Services                            1.9
             General Merchandise Stores                          1.9
             Integrated Oil & Gas                                1.7
             Application Software                                1.6
             Health Care Equipment                               1.6
             Property & Casualty Insurance                       1.6
             Real Estate Investment Trusts                       1.6
             Insurance Brokers                                   1.5
             Electric Utilities                                  1.4
             Specialty Chemicals                                 1.4
             Specialty Stores                                    1.4
             Multi-Line Insurance                                1.3
             Paper Packaging                                     1.3
             Hotels                                              1.2
             Semiconductor Equipment                             1.2
             Electronic Equipment & Instruments                  1.1
             Movies & Entertainment                              1.1
             Computer & Electronic Retail                        1.0
             Food Retail                                         1.0
             Household Products                                  1.0
             Industrial Machinery                                1.0
             Other                                              22.0
                                                               -----
             Total                                              99.5%
                                                               =====

40

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.

          The large-cap stocks category consists of investments in common stocks of companies with market capitalizations larger than the largest market capitalization stock in the S&P SmallCap 600 Index at the time of purchase. Small-cap stocks have market capitalizations equal to or lower than the largest market capitalization stock in the S&P SmallCap 600 Index at the time of purchase.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Represents less than 0.1% of net assets.

          (b) Put bond - provides the right to sell the bond at face value at a specific tender date prior to final maturity. The put feature shortens the effective maturity of the security.

          (c) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees.

           * Non-income-producing security.


           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


ASSETS

   Investments in securities, at market value
     (identified cost of $254,822)                                     $261,851
   Cash                                                                      47
   Cash denominated in foreign currencies (identified cost of $244)         240
   Receivables:
      Capital shares sold                                                   248
      Dividends and interest                                                578
      Securities sold                                                     1,577
                                                                       --------
         Total assets                                                   264,541
                                                                       --------

LIABILITIES

   Securities purchased                                                   1,127
   Capital shares redeemed                                                   68
   USAA Investment Management Company                                       159
   Accounts payable and accrued expenses                                     74
                                                                       --------
         Total liabilities                                                1,428
                                                                       --------
            Net assets applicable to capital shares outstanding        $263,113
                                                                       ========

REPRESENTED BY:

   Paid-in capital                                                     $273,749
   Accumulated undistributed net investment income                        4,121
   Accumulated net realized loss on investments                         (21,781)
   Net unrealized appreciation of investments                             7,029
   Net unrealized depreciation on foreign currency translations              (5)
                                                                       --------
            Net assets applicable to capital shares outstanding        $263,113
                                                                       ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       21,508
                                                                       ========
   Net asset value, redemption price, and offering price per share     $  12.23
                                                                       ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

42

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA GROWTH STRATEGY FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT INCOME

   Income:
      Dividends (net of foreign taxes withheld of $47)                 $    967
      Interest                                                            1,023
                                                                       --------
         Total income                                                     1,990
                                                                       --------
   Expenses:
      Management fees                                                       984
      Administrative and servicing fees                                     127
      Transfer agent's fees                                                 443
      Custodian's fees                                                      104
      Postage                                                                62
      Shareholder reporting fees                                             19
      Trustees' fees                                                          3
      Registration fees                                                      25
      Professional fees                                                      18
      Other                                                                   3
                                                                       --------
         Total expenses                                                   1,788
      Expenses reimbursed                                                  (356)
      Expenses paid indirectly                                               (1)
                                                                       --------
         Net expenses                                                     1,431
                                                                       --------
            Net investment income                                           559
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY

   Net realized loss on:
      Investments                                                       (15,499)
      Foreign currency transactions                                          (9)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                        (5,208)
      Foreign currency translations                                           2
                                                                       --------
            Net realized and unrealized loss                            (20,714)
                                                                       --------
Decrease in net assets resulting from operations                       $(20,155)
                                                                       ========


  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)

USAA GROWTH STRATEGY FUND
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MAY 31, 2001



                                                          11/30/2001  5/31/2001
FROM OPERATIONS                                           ---------------------

   Net investment income                                    $    559   $  3,617
   Net realized loss on investments                          (15,499)    (5,289)
   Net realized loss on foreign currency transactions             (9)       (25)
   Change in net unrealized appreciation/depreciation of:
      Investments                                             (5,208)   (35,604)
      Foreign currency translations                                2         (9)
                                                          ---------------------
      Decrease in net assets resulting
         from operations                                     (20,155)   (37,310)
                                                          ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                           -     (1,558)
                                                          ---------------------
   Net realized gains                                              -    (13,532)
                                                          ---------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                  15,466     76,976
   Reinvested dividends                                            -     14,971
   Cost of shares redeemed                                   (15,697)   (70,954)
                                                          ---------------------
      Increase in net assets from capital
         share transactions                                     (231)    20,993
                                                          ---------------------
Net decrease in net assets                                   (20,386)   (31,407)

NET ASSETS

   Beginning of period                                       283,499    314,906
                                                          ---------------------
   End of period                                            $263,113   $283,499
                                                          =====================
Accumulated undistributed net investment income:
   End of period                                            $  4,121   $  3,574
                                                          =====================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                                 1,275      5,156
   Shares issued for dividends reinvested                          -        938
   Shares redeemed                                            (1,303)    (4,758)
                                                          ---------------------
      Increase (decrease) in shares outstanding                  (28)     1,336
                                                          =====================


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

44

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA Growth Strategy Fund (the
          Fund). The Fund's investment objective and main strategy are to seek high total return, with reduced risk over time, through an asset allocation strategy that emphasizes capital appreciation and gives secondary emphasis to income.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


              4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Trust`s Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to increase accumulated undistributed net investment income and increase accumulated net realized loss on investments by $18,000.

46

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

          D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Because the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

              2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

              Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                             (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


              Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities, as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

          E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended November 30, 2001, custodian fee offset arrangements reduced expenses by $1,000.

          F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

48

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 2001.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $1,522,000, which, if not offset by subsequent capital gains, will expire in 2009. It is

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


          unlikely  that  the  Trust's  Board  of  Trustees  will   authorize  a
          distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2001, were $76,306,000 and $77,294,000, respectively.

          The cost of securities at November 30, 2001, for federal income tax purposes, is approximately the same as that reported in the financial statements.

          Gross unrealized appreciation and depreciation of investments as of November 30, 2001, for tax purposes, were $29,840,000 and $22,811,000, respectively.


(5) FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

          A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

50

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


          At November 30, 2001, the terms of open foreign currency contracts were as follows (in thousands):

          FOREIGN CURRENCY CONTRACTS TO BUY:

--------------------------------------------------------------------------------
                         U.S. DOLLAR
 EXCHANGE  CONTRACTS TO  VALUE AS OF   IN EXCHANGE     UNREALIZED    UNREALIZED
   DATE       RECEIVE     11/30/01   FOR U.S. DOLLAR  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------
 12/03/01       525         $67            $67             $ -          $ -
         Hong Kong Dollar
--------------------------------------------------------------------------------

         FOREIGN CURRENCY CONTRACTS TO SELL:

--------------------------------------------------------------------------------
                         U.S. DOLLAR
 EXCHANGE  CONTRACTS TO  VALUE AS OF   IN EXCHANGE     UNREALIZED    UNREALIZED
   DATE       DELIVER     11/30/01   FOR U.S. DOLLAR  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------
 12/04/01       177         $23            $23             $ -          $ -
         Hong Kong Dollar
--------------------------------------------------------------------------------


(6) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities- lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the six-month period ended November 30, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


(7) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of the Fund's average net assets.

              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Flexible Portfolio Funds Index, which tracks the total return performance of the top 30 largest funds in the Lipper Flexible Portfolio Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is

52

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


              then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/-   1.00% to 4.00%           +/-  0.04%
       +/-   4.01% to 7.00%           +/-  0.05%
       +/-   7.01% and greater        +/-  0.06%

       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

              Effective August 1, 2001, through September 30, 2002, the Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.98% of its average net assets, after the effect of any custodian fee offset arrangements.

          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. Prior to August 1, 2001, the annual charge per account was $26.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(8) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(9) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities and to classify as interest income any paydown gains or losses realized on mortgage-backed securities and asset-backed securities. This change does not affect the Fund's net asset value but does change the classification of certain amounts in the statement of operations. For the six-month period ended November 30, 2001, interest income decreased and net realized loss on investments decreased by $1,000. In addition, the Fund recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $21,000 to reflect the cumulative effect of this change up to the date of adoption of June 1, 2001.

54

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA GROWTH STRATEGY FUND
NOVEMBER 30, 2001 (UNAUDITED)


(10) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                             SIX-MONTH
                            PERIOD ENDED
                            NOVEMBER 30,                           YEAR ENDED MAY 31,
                            ------------------------------------------------------------------------------
                                2001            2001         2000         1999         1998         1997
                            ------------------------------------------------------------------------------
Net asset value at
   beginning of period      $  13.16        $  15.59     $  14.70     $  14.30     $  13.10     $  12.74
Net investment income            .03d            .17          .15          .12          .13          .15
Net realized and
   unrealized gain (loss)       (.96)d         (1.87)        2.17         1.05         1.43          .77
Distributions from net
   investment income               -            (.08)        (.19)        (.08)        (.13)        (.12)
Distributions of realized
   capital gains                   -            (.65)       (1.24)        (.69)        (.23)        (.44)
                            ------------------------------------------------------------------------------
Net asset value at
   end of period            $  12.23        $  13.16     $  15.59     $  14.70     $  14.30     $  13.10
                            ==============================================================================
Total return (%) *             (7.07)         (11.73)       16.17         8.46        12.12         7.73
Net assets at end
   of period (000)          $263,113        $283,499     $314,906     $258,753     $249,412     $193,921
Ratio of expenses to
   average net assets (%)       1.09a,b,c       1.23b        1.24         1.28         1.25         1.31
Ratio of net investment
   income to average
   net assets (%)                .43a,d         1.19         1.04          .84          .97         1.46
Portfolio turnover (%)         29.50          107.07        71.54        41.65        69.42        62.50


 *  Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized.  The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.
(c) Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 0.98% of the Fund's average net assets.
(d) The adoption of the change in amortization method discussed in Note 9, New Accounting Pronouncement, created no change to those amounts.

NOTES
--------------------------------------------------------------------------------

                     TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                LEGAL COUNSEL   Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

                                                                     Recycled
                                                                       Paper

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